Exhibit 10.7

EXECUTION COPY

EXHIBIT H

TO

CREDIT AGREEMENT

Form of Amendment

AMENDMENT NO. 1 TO

PLEDGE AND SECURITY AGREEMENT, SHARED COLLATERAL SECURITY

AGREEMENT, COLLATERAL TRUST AGREEMENT, SHARING AGREEMENT AND U.S.

SUBSIDIARY GUARANTY

AMENDMENT NO. 1 dated as of October 29, 2004 (this “Amendment”), to the Pledge and Security Agreement, Shared Collateral Security Agreement, Collateral Trust Agreement, Sharing Agreement and U.S. Subsidiary Guaranty (each as defined below), among FMC Corporation, a Delaware corporation (the “U.S. Borrower”), the Grantors (as defined below), the Shared Collateral Grantors (as defined below), the Subsidiary Guarantors (as defined below), Citibank, N.A. (“Citibank”), in its capacity as collateral trustee under the Shared Collateral Security Agreement and Collateral Trust Agreement (as defined below), Bank of America, N.A. (“BofA”), in its capacity as administrative agent under the Astaris Agreement, the Foreign Lenders (as defined below), the other Guarantied Parties (as defined below), Wachovia Bank, National Association (“Wachovia”), in its capacities as 1992 Indenture Trustee, 1996 Indenture Trustee and Senior Note Indenture Trustee under the Collateral Trust Agreement (as defined below), and Citicorp USA, Inc. (“CUSA”), in its capacity as administrative agent under the Amended and Restated Credit Agreement (as defined below), on behalf of the Lenders and the Issuers (as defined below), and in its capacity as bank administrative agent under the Pledge and Security Agreement and Collateral Trust Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the U.S. Borrower, the lenders party thereto (collectively the “Lenders”), the issuers party thereto (collectively the “Issuers”), CUSA, as administrative agent (in such capacity, the “Administrative Agent”), ABN AMRO, N.V., as documentation agent, BofA and Wachovia, as co-syndication agents, and Citigroup Global Markets Inc. (as successor-in-interest to Salomon Smith Barney Inc.), Banc of America Securities LLC (“BAS’) and Wachovia Securities, Inc. (“Wachovia Securities”), as co-lead arrangers and co-book managers, have entered into the Credit Agreement dated as of October 2 1, 2002, as amended by Amendment No. 1 dated as of December 22, 2003, and as further amended by Amendment No. 2 dated as of June 2 1, 2004 (the “Existing Credit Agreement”);

WHEREAS, in connection with the Existing Credit Agreement, the U.S. Borrower, as a grantor, and each other entity from time to time party thereto (each, a “Grantor”, and collectively with the U.S. Borrower, the “Grantors”) have entered into a Pledge and Security Agreement dated as of October 21, 2002 (the “Pledge and Security Agreement”), in favor of CUSA, as collateral agent for the Secured Parties (as defined therein) (in such capacity, the “Bank Administrative Agent”), and the parties thereto have agreed to amend the Pledge and Security Agreement as hereinafter set forth;

WHEREAS, also in connection with the Existing Credit Agreement, the U.S. Borrower, as a grantor, and each other entity from time to time party thereto (each, a “Shared Collateral Grantor”, and collectively with the U.S. Borrower, the “Shared Collateral Grantors”) have entered into a Shared Collateral Pledge and Security Agreement dated as of October 21, 2002 (the “Shared Collateral Security

Agreement”), in favor of Citibank, as collateral trustee for the Secured Parties (as defined therein) (in such capacity, the “Collateral Trustee”), and the parties thereto have agreed to amend the Shared Collateral Security Agreement as hereinafter set forth;

WHEREAS, also in connection with the Existing Credit Agreement, the Shared Collateral Grantors, the Bank Administrative Agent, Wachovia, acting in its capacity as trustee under the Senior Note Indenture (as defined therein), and the Collateral Trustee have entered into the Collateral Trust Agreement dated as of October 21, 2002 (the “Collateral Trust Agreement”), and the parties thereto have agreed to amend the Collateral Trust Agreement as hereinafter set forth;

WHEREAS, also in connection with the Existing Credit Agreement, each Lender, each Issuer, each of the lenders under the Foreign Loans (as defined therein) (the “Foreign Lenders”), Citibank and BofA, as issuers under the L/C Agreement (as defined therein) (the “L/C Issuers”) and BofA, in its capacity as administrative agent under the Astaris Agreement (as defined therein) (the “Astaris Administrative Agent”), have entered into the Sharing Agreement dated as of October 21, 2002 (the “Sharing Agreement”), and the parties thereto have agreed to amend the Sharing Agreement as hereinafter set forth;

WHEREAS, also in connection with the Existing Credit Agreement, each of the entities party thereto from time to time (each, a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”) have entered into the U.S. Subsidiary Guaranty dated as of October 21, 2002 (the “U.S. subsidiary Guaranty” and, together with the Pledge and Security Agreement, the Shared Collateral Security Agreement, the Collateral Trust Agreement and the Sharing Agreement, the “Collateral Documents”), in favor of the Administrative Agent, each Lender, each Issuer, each of the Foreign Lenders, the L/C Issuers, the Astaris Administrative Agent, and each other holder of an Obligation (as defined therein) (collectively, the “Guarantied Parties”), and the parties thereto have agreed to amend the U.S. Subsidiary Guaranty as hereinafter set forth;

WHEREAS, in connection with the execution of the amendment and restatement of the Existing Credit Agreement, dated as of the date hereof, among the U.S. Borrower, FMC Finance B.V., as a Euro Borrower, the Lenders, the Issuers, the Administrative Agent, Wachovia and ABN AMRO Bank N.V., as co-documentation agents, BofA, as syndication agent and Citigroup Global Markets Inc., BAS and Wachovia Securities, as co-lead arrangers and co-book managers (as so amended and restated in its entirety, and as may be further amended, supplemented or modified, the “Amended and Restated Credit Agreement”), the parties hereto have agreed that, in connection with the termination of the L/C Agreement on the Amendment Effective Date (as defined below), any references to the L/C Agreement or any related terms in the Collateral Documents shall be deleted in their entirety;

WHEREAS, also in connection with the Amended and Restated Credit Agreement, the parties hereto have agreed that, as the Restricted Cash Collateral Account Control Agreement shall be terminated as of the Amendment Effective Date (as defined below), any references to the Restricted Cash Collateral Account Control Agreement or any related terms in the Collateral Documents shall be deleted in their entirety; and

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms defined in the Amended and Restated Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

SECTION 2. Amendments to the Pledge and Security Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, the Pledge and Security Agreement is hereby amended as follows:

(a) Amendments to the recitals.

(i) The second “Whereas” paragraph of the recitals of the Pledge and Security Agreement is deleted in its entirety.

(ii) The seventh “Whereas” paragraph of the recitals of the Pledge and Security Agreement is deleted in its entirety.

(iii) The final “Whereas” paragraph of the recitals of the Pledge and Security Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrowers (as defined in the Credit Agreement) under the Credit Agreement is that the Grantors shall have executed and delivered this Agreement to the Bank Administrative Agent;”

(iv) The final paragraph of the recitals of the Pledge and Security Agreement is hereby deleted in its entirety and replaced with the following:

“NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Issuers to enter into the Credit Agreement and to make their respective extensions of credit to the Borrowers (as defined in the Credit Agreement) thereunder, each Grantor hereby agrees with the Bank Administrative Agent as follows:”

(b) Amendments to Section 1.1 (Definitions).

(i) The definitions of “Existing L/C Issuers”, “Existing L/C Obligations”, “Existing L/Cs”, “L/C Agreement” and “L/C Issuer” are hereby deleted in their entirety.

(ii) The definition of “Sharing Agreement” is deleted in its entirety and replaced with the following:

““Sharing Agreement” means the Sharing Agreement dated as of October 21, 2002, among each Lender, each Issuer, Bank of America, N.A., as agent for the Astaris Lenders, and each Foreign Lender under the Foreign Credit Lines from time to time party thereto.”

(c) Amendments to Section 2.1 (Bank Collateral). Clause (e) of Section 2.1 (Bank Collateral) of the Pledge and Security Agreement is hereby deleted in its entirety and replaced with the following:

“(c) all Deposit Accounts, including the Debt Reserve Account;”

(d) Amendments to Section 2.2 (Grant of Security Interest in Bank Collateral). Clauses (a) and (b) of Section 2.2 (Grant of Security Interest in Bank Collateral) of the Pledge and Security Agreement are hereby deleted in their entirety and replaced with the following:

“Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, mortgages, pledges and hypothecates to the Bank Administrative Agent for the benefit of the Secured Parties, and grants to the Bank Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Bank Collateral of such Grantor.”

(e) Amendments to Section 2.3 (Cash Collateral Accounts). The last sentence of Section 2.3 (Cash Collateral Accounts) of the Pledge and Security Agreement is hereby deleted in its entirety and replaced with the following:

“The Bank Administrative Agent shall apply all funds on deposit in a Cash Collateral Account as provided in Section 5.5 and, except during the continuance of an Event of Default, agrees to cause any funds remaining on deposit therein after all Secured Obligations then due and payable have been satisfied and all Letter of Credit Obligations have been cash collateralized at 105% to be paid at the written direction of the Borrower.”

(f) Amendments to Section 4.5 (Control Accounts; Approved Deposit Accounts). The proviso in clause (a) of Section 4.5 (Control Accounts; Approved Deposit Accounts) of the Pledge and Security Agreement is hereby deleted in its entirety and replaced with the following:

“provided, however, that any Grantor may (i) maintain payroll, withholding tax and other fiduciary accounts and (ii) maintain other accounts so long as the aggregate balance in all such accounts does not exceed $1,000,000.”

(g) Amendments to Section 7.1 (Amendments in Writing). The reference in Section 7.1 (Amendments in Writing) of the Pledge and Security Agreement to Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement is hereby deleted in its entirety and replaced with a reference to Section 12.1 (Amendments, Waivers, Etc.) of the Credit Agreement.

(h) Amendments to Section 7.2 (Notices). All references in Section 7.2 (Notices) of the Pledge and Security Agreement to Section 11.8 (Notices, Etc.) of the Credit Agreement are hereby deleted in their entirety and replaced with a reference to Section 12.8 (Notices, Etc.) of the Credit Agreement.

(i) Amendments to Section 7.11 (Release of Bank Collateral).

(i) The reference in Section 7.11(a) of the Pledge and Security Agreement to Section 10.7(b)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with a reference to Section 11.8(b)(i) of the Credit Agreement.

(ii) The reference in Section 7.11(b) of the Pledge and Security Agreement to Section 10.7(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with a reference to Section 11.8(b)(ii) of the Credit Agreement

(j) Amendments to Schedules. Schedule 8 to the Pledge and Security Agreement is hereby deleted in its entirety.

SECTION 3. Amendments to the Shared Collateral Security Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, the Shared Collateral Security Agreement is hereby amended as follows:

(a) Amendments to the recitals.

(i) The second “Whereas” paragraph of the recitals of the Shared Collateral Security Agreement is hereby deleted in its entirety.

(ii) The fourth “Whereas” paragraph of the recitals of the Shared Collateral Security Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, pursuant to the Guaranty Agreement dated as of September 14, 2000, by FMC in favor of Astaris LLC, each of the financial institutions party thereto as lenders (the “Astaris Lenders”) and Bank of America, N.A. (the “Astaris Agreement” and, together with the Loan Documents and the Foreign Loan Documents, the “Credit Documents”), FMC has agreed to make the Astaris Secured Payments for the benefit of the Astaris Lenders and Bank of America, N.A.;”

(iii) The eighth “Whereas” paragraph of the recitals of the Shared Collateral Security Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, as a condition precedent to the obligation of the Senior Lenders, to make their respective extensions of credit to FMC and FMC Finance B.V. under the Credit Agreement and to induce the holders to purchase the Senior Notes and to satisfy the requirement referred to in the preceding paragraph, the Grantors agree to execute and deliver this Agreement to the Collateral Trustee granting a security interest in the Shared Collateral (as defined below) to the Collateral Trustee, for the benefit of the Secured Parties;”

(iv) The final paragraph of the recitals of the Shared Collateral Security Agreement is hereby deleted in its entirety and replaced with the following:

“NOW, THEREFORE, in consideration of the premises and to induce the Senior Lenders and the Bank Administrative Agent to enter into the Credit Agreement to make their respective extensions of credit to FMC and FMC Finance B.V. thereunder, to induce the holders to purchase the Senior Notes and to satisfy the conditions in the Existing Indentures, each Grantor hereby agrees with the Collateral Trustee as follows:”

(b) Amendments to Section 1.1 (Definitions). The definition of “Senior Secured Obligations” is hereby deleted in its entirety and replaced with the following:

““Senior Secured Obligations” means (i) in the case of FMC, (A) the Obligations, (B) the “Obligations” as defined in the Parent Guaranty and (C) the Astaris Secured Payments, and (ii) in the case of any other Loan Party or Guarantor, the obligations of such Loan Party or Guarantor under the Guaranties and the other Loan Documents to which it is a party.”

SECTION 4. Amendments to the Collateral Trust Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, the Collateral Agreement is hereby amended as follows:

(a) Amendments to the recitals.

(i) The second “Whereas” paragraph of the recitals of the Collateral Trust Agreement is hereby deleted in its entirety.

(ii) The fourth “Whereas” paragraph of the recitals of the Collateral Trust Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, pursuant to the Guaranty Agreement dated as of September 14, 2000, by FMC in favor of Astaris LLC, each of the financial institutions party thereto as lenders (the “Astaris Lenders”) and Bank of America, N.A. (the “Astaris Agreement” and, together with the Loan Documents and the Foreign Loan Documents, the “Credit Documents”), FMC has agreed to make the Astaris Secured Payments for the benefit of the Astaris Lenders and Bank of America, N.A.;”

(iii) The seventh “Whereas” paragraph of the recitals of the Collateral Trust Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, to induce the Senior Lenders to enter into the Credit Agreement and/or extend financial accommodations to FMC and FMC Finance B.V., and to induce the holders to purchase the Senior Notes, FMC entered into the Shared Collateral Pledge and Security Agreement, dated as of October 21, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Shared Collateral Security Agreement”), in favor of the Collateral Trustee, granting to the Collateral Trustee liens and security interests in the Shared Collateral;”

(b) Amendments to the Declaration of Trust.

(i) Clause (C) of the Declaration of Trust of the Collateral Trust Agreement is hereby deleted in its entirety and replaced with the following:

“(C) each agreement or other document entered into and/or delivered, from time to time, pursuant to Section 5.6, Section 8.1(a), Section 8.1(b) or Section 8.1(c) of this Agreement or pursuant to the terms of the Credit Agreement or the Shared Collateral Documents, and in each case accepted by the Collateral Trustee in writing, and the Shared Collateral granted and delivered to the Collateral Trustee thereunder; and”

(c) Amendments to Section 1.1 (Definitions).

(i) The definition of “Credit Event of Default” is hereby deleted in its entirety and replaced with the following:

““Credit Event of Default” means an “Event of Default” as defined in the Credit Agreement.”

(ii) The definition of “Credit Facilities” is hereby deleted in its entirety.

(iii) The definition of “Senior Secured Obligations” is hereby deleted in its entirety and replaced with the following:

““Senior Secured Obligations” means (i) in the case of FMC, (A) the Obligations, (B) the “Obligations” as defined in the Parent Guaranty and (C) the Astaris Secured Payments, and (ii) in the case of each other Guarantor, the obligations of such Guarantors under the Guaranties and the other Loan Documents to which it is a party.”

(d) Amendments to Section 7.1 (Conditions to Release). Section 7.1(a) of the Collateral Trust Agreement is hereby amended by replacing the phrase “written notice stating that the Credit Agreement and the L/C Agreement have terminated” after “(B)” in such section with the following phrase: “written notice stating that the Credit Agreement has terminated”.

(e) Amendments to Section 8.1 (Amendments, Supplements and Waivers). The last paragraph in Section 8.1(a) of the Collateral Trust Agreement is hereby deleted in its entirety and replacing with the following:

“Any such supplemental agreement shall be binding upon the Grantors, the Secured Parties and the Collateral Trustee and their respective successors and assigns. The Collateral Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate signed by a Responsible Officer of the Grantors to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in the Credit Agreement, the Senior Note Indenture, the 1992 Indenture, or the 1996 Indenture. Prior to executing any amendment or waiver pursuant to the terms of this Section 8.1(a), the Collateral Trustee shall be entitled to receive an opinion of counsel to the effect that the execution of such document is authorized hereunder.”

SECTION 5. Amendments to the Sharing Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, the Sharing Agreement is hereby amended as follows:

(a) Amendments to the preamble. The preamble to the Sharing Agreement is hereby deleted in its entirety and replaced with the following:

“SHARING AGREEMENT dated as of October 21, 2002, among (i) each Lender and each Issuer party to the Credit Agreement referred to below, (ii) each of the lenders (collectively, the “Foreign Lenders”) under the Foreign Loans (as defined below) party hereto from time to time and (iii) Bank of America, N.A., in its capacity as administrative agent (the “Astaris Agent”) under the Astaris Agreement (as defined below) (collectively, the “Creditors”).”

(b) Amendments to the recitals.

(i) The third “Whereas” paragraph of the recitals of the Sharing Agreement is hereby deleted in its entirety.

(ii) The fourth “Whereas” paragraph of the recitals of the Sharing Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, pursuant to the Guaranty Agreement dated as of September 14, 2000, by the Borrower in favor of Astaris LLC, each of the financial institutions party thereto as lenders (the “Astaris Lenders”) and the Astaris Agent (the “Astaris Agreement” and, together with the Loan Documents and the Foreign Loan Documents, the “Credit Documents”), the Borrower has agreed to make the Astaris Secured Payments for the benefit of the Astaris Lenders and the Astaris Agent;”

(c) Amendments to Section 1 (Sharing of Payments). Section 1(a) (Sharing of Payments) of the Sharing Agreement is hereby amended by (i) removing the “;” before the proviso and replacing it with “.” and (ii) deleting the proviso in its entirety.

(d) Amendments to Section 2 (Bank Administrative Agent). The first sentence of Section 2(e) of the Sharing Agreement is hereby deleted in its entirety and replaced with the following:

“(e) Each Creditor acknowledges that it shall, independently and without reliance upon the Bank Administrative Agent or any other Creditor conduct its own independent investigation of the financial condition and affairs of the Borrower and each other Loan Party in connection with (i) the making and continuance of the Loans and with the issuance of the Letters of Credit under the Credit Agreement, (ii) the obligations of the Borrower to make the Astaris Payments pursuant to the Astaris Agreement, and (iii) the making and continuance of loans pursuant to the Foreign Credit Lines, in each case as applicable.”

(e) Amendments to Section 5 (Concerning the Collateral and the Collateral Documents). Section 5(b)(i) of the Sharing Agreement is hereby deleted in its entirety and replaced by the following:

“(i) all of the Collateral, upon termination of the Commitments and payment and satisfaction in full of all Loans, Reimbursement Obligations and all other Secured Obligations that the Bank Administrative Agent has been notified in writing are then due and payable (and, in respect of contingent Letter of Credit Obligations with respect to which cash collateral has been deposited or a back-up letter of credit has been issued on terms satisfactory to the Bank Administrative Agent and the applicable Issuers);”

(f) Amendments to Section 7 (Matters Relating to French Collateral). The first sentence of Section 7(i) of the Sharing Agreement is hereby deleted in its entirety and replaced by the following:

“(i) Solely with respect to each Guarantor incorporated in France or holding Collateral located in France and without limiting any other provision in this Agreement, each Guarantor and each Secured Party agrees that the Bank Administrative Agent shall be the joint creditor (together with the relevant Secured Party) of each and every obligation of the Borrower and each Guarantor towards each of the Secured Parties under or in connection with (i) the Credit Facilities and (ii) the “Obligations,” as defined in the Parent Guaranty and that accordingly the Bank Administrative Agent will have its own independent right to demand performance by the Borrower and each Guarantor of those obligations and to enforce any rights and remedies relating to Collateral located in, or owned by any Guarantor incorporated in, France.”

(g) Amendments to Section 16 (Notices). Section 16 (Notices) of the Sharing Agreement is hereby deleted in its entirety and replaced with the following:

“Any notice or other communication herein required or permitted shall be given, in the case of the Bank Administrative Agent, any Lender or any Issuer, as provided in Section 11.8 (Notices, Etc.) of the Credit Agreement or, in the case of any other Creditor, to such party at the address listed for such party in the applicable Foreign Loan Document or the Astaris Agreement, as applicable.”

(h) Amendments to Exhibits.

The first sentence of the first paragraph of Exhibit A to the Sharing Agreement is hereby deleted in its entirety and replaced with the following:

“The undersigned hereby agrees to be bound as a Foreign Lender for purposes of the Sharing Agreement, dated as of October 21, 2002 (the “Sharing Agreement”), among (i) each Lender and each Issuer party to the Credit Agreement, (ii) each Foreign Lender party thereto from time to time and (iii) the Astaris Agent, and the undersigned hereby acknowledges receipt of a copy of the Sharing Agreement.”

SECTION 6. Amendments to the U.S. Subsidiary Guaranty. Subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, the U.S. Subsidiary Guaranty is hereby amended as follows:

(a) Amendments to the preamble. The preamble to the U.S. Subsidiary Guaranty is hereby deleted in its entirety and replaced with the following:

“U.S. SUBSIDIARY GUARANTY, dated as of October 21, 2002, by each of the entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 23 (Additional Subsidiary Guarantors) hereof (each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”), in favor of (i) the Administrative Agent, each Lender and each Issuer (as defined in the Credit Agreement referred to below), (ii) each of the lenders (collectively, the

“Foreign Lenders”) under the Foreign Loans (as defined below), (iii) Bank of America, N.A., in its capacity as administrative agent (the “Astaris Agent”) under the Astaris Agreement (as defined below) and (iv) each other holder of an Obligation (as defined below) (each, a “Guarantied Party” and, collectively, the “Guarantied Parties”).”

(b) Amendments to the recitals.

(i) The third “Whereas” paragraph of the U.S. Subsidiary Guaranty is hereby deleted in its entirety.

(ii) The fourth “Whereas” paragraph of the U.S. Subsidiary Guaranty is hereby deleted in its entirety and replaced with the following:

“WHEREAS, pursuant to the Guaranty Agreement dated as of September 14, 2000, by the Borrower in favor of Astaris LLC, each of the financial institutions party thereto as lenders (the “Astaris Lenders”) and the Astaris Agent (the “Astaris Agreement” and, together with the Loan Documents and the Foreign Loan Documents, the “Credit Documents”), the Borrower has agreed to make the Astaris Secured Payments for the benefit of the Astaris Lenders and the Astaris Agent;”

(iii) The sixth “Whereas” paragraph of the U.S. Subsidiary Guaranty is hereby deleted in its entirety and replaced with the following:

“WHEREAS, each Subsidiary Guarantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit, the making of the Astaris Secured Payments and the granting of the other financial accommodations to the Borrowers (as defined in the Credit Agreement) under the Credit Documents; and”

(c) Amendments to Section 1 (Guaranty). The first sentence of Section 1(a) of the U.S. Subsidiary Guaranty is hereby deleted in its entirety and replaced with the following:

“Each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Credit Document, of all (i) the “Obligations” as defined in the Credit Agreement, (ii) the Astaris Secured Payments and (iii) the “Obligations” as defined in the Parent Guaranty (collectively, the “Guaranteed Obligations”), in each case whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether or not enforceable as against the Borrowers (as defined in the Credit Agreement), whether now or hereafter existing, and whether due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection.”

(d) Amendments to Section 3 (Contribution).

Section 3 (Contribution) of the U.S. Subsidiary Guaranty is hereby deleted in its entirety and replaced with the following:

“To the extent that any Subsidiary Guarantor shall be required hereunder to pay a portion of the Guaranteed Obligations exceeding the greater of (a) the amount of the economic benefit actually received by such Subsidiary Guarantor from the Revolving Loans, the Term Loans, the Astaris Secured Payments and the Foreign Loans and (b) the amount such Subsidiary Guarantor would otherwise have paid if such Subsidiary Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Subsidiary Guarantor’s net worth at the date enforcement is sought hereunder bears to the aggregate net worth of all the Subsidiary Guarantors at the date enforcement is sought hereunder, then such Subsidiary Guarantor shall be reimbursed by such other Subsidiary Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Subsidiary Guarantors at the date enforcement hereunder is sought.”

SECTION 7. Conditions to Effectiveness. This Amendment (including each provision hereof) shall become effective on the date (the “Amendment Effective Date”) on which all of the following conditions precedent have first been satisfied:

(a) the Administrative Agent shall have received counterparts of this Amendment executed by each party hereto; and

(b) the Amended and Restated Credit Agreement, dated as of the date hereof, shall have become effective (or concurrently be becoming effective) in accordance with its terms.

Furthermore this Amendment is subject to the provisions of Section 11.1 of the Amended and Restated Credit Agreement.

SECTION 8. Construction With The Loan Documents.

(a) On and after the Amendment Effective Date, each reference in the Collateral Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to each of the Collateral Documents, shall mean and be a reference to the respective Collateral Document as amended hereby, and this Amendment and each of the Collateral Documents, respectively, shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Collateral Documents shall be modified as necessary to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Collateral Documents and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuers, the Foreign Lenders, any of the other Guarantied Parties, the Administrative Agent, the Bank

Administrative Agent, the Collateral Trustee, the Astaris Administrative Agent, the 1992 Indenture Trustee, the 1996 Indenture Trustee or the Senior Note Indenture Trustee under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

SECTION 9. Governing Law. This Amendment is governed by the law of the State of New York.

SECTION 10. Representations And Warranties. The U.S. Borrower hereby represents and warrants that each of the representations and warranties made by the U.S. Borrower in the Collateral Documents, as amended hereby, and the other Loan Documents to which the U.S. Borrower is a party or by which the U.S. Borrower is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

SECTION 11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12. Concerning Wachovia. Wachovia is executing this Amendment in its capacities as Senior Note Indenture Trustee, 1992 Indenture Trustee and 1996 Indenture Trustee solely for the purpose of consenting to the amendment to Section 8.1 of the Collateral Trust Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FMC CORPORATION,
as U.S. Borrower, Grantor and Shared Collateral Grantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Vice President & Treasurer

INTERMOUNTAIN RESEARCH AND DEVELOPMENT CORPORATION,
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

FMC ASIA-PACIFIC, INC.,
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

FMC OVERSEAS LTD.
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

FMC FUNDING CORPORATION
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

FMC WFC I INC.,
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

FMC WFC II, INC.,
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

FMC DEFENSE CORPORATION
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

FMC PROPERTIES, LLC
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

FMC DEFENSE NL, LLC,
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

FMC WFC I NL, LLC,
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

FMC IDAHO LLC,
as Grantor and Subsidiary Guarantor

By:	/S/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CITICORP USA, INC.,
as Administrative Agent and Bank Administrative Agent

By	/S/ CAROLYN A. SHERIDAN
	Name:	Carolyn A. Sheridan
	Title:	Managing Director & Vice President

CITIBANK, N.A.,
as Collateral Trustee

By	/S/ CAROLYN A. SHERIDAN
	Name:	Carolyn A. Sheridan
	Title:	Managing Director & Vice President

CITIBANK, N.A.,
as Foreign Lender

By	/S/ CAROLYN A. SHERIDAN
	Name:	Carolyn A. Sheridan
	Title:	Managing Director & Vice President

BANK OF AMERICA, N.A.,
as Foreign Lender and Astaris Agent

By	/s/ Illegible
	Name:	Illegible
	Title:	Vice President

ABN AMRO BANK N.V.,
as Foreign Lender

By	/S/ NANCY W. LANZONI
	Name:	Nancy W. Lanzoni
	Title:	Director

By	/S/ MICHELE R. COSTELLO
	Name:	Michele R. Costello
	Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO.1]

BANK OF AMERICA MEXICO, S.A., as Foreign Lender

By	/s/ Illegible
	Name:	Illegible
	Title:	Illegible

CITIBANK PTY LIMITED, as Foreign Lender

By
Name:
Title:

By
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Senior Note Indenture Trustee

By	/s/ ALAN G. FINN
	Name:	Alan G. Finn
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

DNB NOR BANK ASA, formerly known as DEN NORSKE BANK ASA, as Foreign Lender

By:	/s/ PHILIP F. KURPIEWSKI
	Name:	Philip F. Kurpiewski
	Title:	First Vice President

By:	/s/ HENRIK ASLAND
	Name:	Henrik Asland
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CITIBANK PTY LIMITED, as Foreign Lender

By:	/s/ DAMIAN MACINANTE
	Name:	Damian Macinante
	Title:	Vice President P/N 62624

By:	/s/ DAVID MCCOMBE
	Name:	David McCombe
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CITIBANK, N.A. SHANGHAI BRANCH, as Foreign Lender

By:	/s/ LOUIS HUANG
	Name:	Louis Huang
	Title:	Relationship Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1]

BANCO NACIONAL DE MEXICO, S.A., as Foreign Lender

By:	/s/ JOSÉ ANTONIO GALINDO ESPARZA
	Name:	José Antonio Galindo Esparza
	Title:	Vice President

By:	/s/ MARTHA AMPARO AYALA MEDINA
	Name:	Martha Amparo Ayala Medina
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]